SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)              August 13, 2004
                                                --------------------------------


                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


         000-22407                                       22-3438058
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(Commission File Number)                    (I.R.S. Employer Identification No.)


  70 East Main Street, Somerville, NJ                                   08876
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(Address of Principal Executive Offices)                              (Zip Code)



                                 (908) 541-9500
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              (Registrant's Telephone Number, Including Area Code)




          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

     On August 13, 2004, the Company's wholly owned subsidiary, Somerset Valley Bank, completed the sale of the subsidiary's Aberdeen branch office located at Route 34 and Lloyd Road to Amboy National Bank of Old Bridge, New Jersey. Deposits of the branch were also sold to Amboy National as part of the transaction.

     The five-year old branch was the Company's only location in Monmouth County and, while marginally profitable, was not performing as well as anticipated.

     The Company has made a strategic decision to focus its efforts in Somerset, Middlesex and Hunterdon Counties where Somerset Valley Bank now has 10 branches. One additional branch in Hunterdon County and two additional branches in Middlesex County are scheduled to open before the end of 2005.

     The Company received consideration of $1,200,000 in this transaction.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                SVB Financial Services, Inc.
                                                        (Registrant)


Date   August 17, 2004                          By  /s/ Keith B. McCarthy
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                                                    Keith B. McCarthy
                                                    Principal Accounting Officer